Exhibit 10.19

AMENDED AND RESTATED

MORTGAGE LOAN PURCHASE AGREEMENT

This Amended and Restated Mortgage Loan Purchase Agreement (this “Agreement”) is dated and effective as of December 18, 2025, by and between PennyMac Loan Services, LLC (the “Seller”) and PennyMac Corp. (the “Purchaser”).

R E C I T A L S

The Seller and the Purchaser entered into that certain Mortgage Loan Purchase Agreement dated and effective as of September 25, 2012 (the “Original MLPA”).

The parties to this Agreement desire to amend and restate the Original MLPA in its entirety, as evidenced by their signatures hereto; and the parties to this Agreement consent to such amendment and restatement.

The Seller desires to sell and transfer to the Purchaser from time to time, and the Purchaser desires to purchase from the Seller from time to time, certain Mortgage Loans and Correspondent Loans upon such terms as set forth herein.

In consideration of the promises and the mutual agreements and undertakings set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

THE GUIDE

Unless the context otherwise requires, all capitalized terms used and not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Pennymac Correspondent Group Seller Guide, as amended and supplemented from time to time. For avoidance of doubt, the term “Guide” as used herein shall also have the meaning assigned to such term in the Pennymac Correspondent Group Seller Guide; provided, however, that for the purposes of this Agreement, the “Guide” shall be deemed to be the Seller’s Guide of PennyMac Corp. and all references to Seller contained therein shall be deemed to be references to PennyMac Corp. For the avoidance of doubt, the term “Mortgage Loan” as used in this Agreement shall not include any Correspondent Loan (as defined in Article IV below). The parties expressly understand and agree that the Guide is incorporated into this Agreement by reference and forms a critical and inseparable part thereof. Seller also expressly understands and agrees that Purchaser reserves the right to amend or supplement the Guide at any time and from time to time. The sale and purchase of each Mortgage Loan hereunder shall be subject to all requirements of the Guide, as in effect on the related Funding Date. For the avoidance of doubt, this Agreement is not a “delegated Mortgage Loan Purchase Agreement” or an “MLPA” for the purposes of Announcement 25-59: Important Change to MLPA and Loan Purchase Process.

ARTICLE II

SALE OF THE MORTGAGE LOANS

Section 2.1 Agreement of Sale. On each Funding Date, the Seller does hereby agree to sell, convey, transfer and assign to the Purchaser all right, title and interest in and to the Mortgage Loans, all in accordance with the terms and conditions set forth herein.

Section 2.2 Payment of the Purchase Price. On each Funding Date, the Purchaser shall pay to the Seller the Purchase Price, by wire transfer in immediately available funds to the account designated

Exhibit 10.19

by the Seller. Upon completion of the wire transfer to the Seller’s designated account, the Purchaser shall own the Mortgage Loans and the Servicing Rights, free and clear of any lien or encumbrance whatsoever.

Section 2.3 Entitlement to Payment on the Mortgage Loans. The Purchaser shall be entitled to all collections and recoveries of principal and interest paid by a Mortgagor, received by Seller or otherwise applied to any Mortgagor’s account after the related Funding Date.

Section 2.4 Delivery of Mortgage Loan Documents. The Seller shall deliver the Mortgage Loan Documents with respect to each Mortgage Loan to the Purchaser or its designee on or before the Delivery Due Date, except as otherwise permitted to be delivered later in accordance with the requirements of the Guide.

Section 2.5 Conditions to Funding. The Purchaser’s obligations hereunder with respect to any Mortgage Loan are subject to the fulfillment of the following conditions precedent. In the event that any of the conditions set forth below are not satisfied, the Purchaser shall not have any obligation to purchase any such Mortgage Loan or to pay the Purchase Price as contemplated hereunder.

(a)
Each of the representations and warranties made by the Seller hereunder shall be true and correct in all material respects as of the related Funding Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under the Agreement;

(b)
The Seller shall have delivered to the Purchaser a complete Mortgage File with respect to each Mortgage Loan that contains all of the Mortgage Loan Documents required to be delivered on or before the Delivery Due Date, except as otherwise permitted to be delivered later in accordance with the requirements of the Guide; and

(c)
Each of the terms and conditions set forth herein which are required to be satisfied on or before the related Funding Date shall have been satisfied unless waived in writing by the party affected thereby.

ARTICLE III

REPRESENTATIONS, WARRANTIES AND COVENANTS WITH RESPECT TO THE MORTGAGE LOANS

Section 3.1 Representations, Warranties and Covenants Respecting the Seller. As of the date of this Agreement and as of each Funding Date, the Seller makes each of the “Representations, Warranties and Covenants Respecting the Seller” as are set forth in the Guide as it exists on the related date such representation, warranty and/or covenant was made.

Section 3.2 Representations and Warranties Regarding Individual Mortgage Loans. With respect to each Mortgage Loan as of the related Funding Date, the Seller makes each of the “Representations and Warranties Respecting the Individual Mortgage Loans” as are set forth in the Guide as it exists on the related date such representation and warranty was made.

Section 3.3 Survival of Representations and Warranties; Applicability. The representations, warranties and covenants referenced in this Article III shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or Purchaser’s

Exhibit 10.19

examination or failure to examine any Mortgage File. Furthermore, the absence of the Seller in either the chain of title or endorsements shall in no way limit the Purchaser’s recourse against the Seller as provided in this Agreement for a breach of one or more of the Seller’s representations and warranties made herein.

For purposes of this Agreement and the Guide, the term “to the best of the Seller’s knowledge” means that the Seller reasonably believes such representation and warranty to be true, and has no knowledge or notice that such representation or warranty is inaccurate or incomplete, and, consistent with the standard of care exercised by prudent lending institutions, the Seller has conducted a reasonable inquiry to assure the accuracy and completeness of the applicable representation and warranty. With respect to representations and warranties referenced in this Article III that are made to the best of the Seller’s knowledge, if it is discovered by either the Seller or the Purchaser that the substance of such representation and warranty is inaccurate and/or incomplete, the Purchaser shall be entitled to all the remedies to which it would be entitled for a breach of representation or warranty, including, without limitation, the repurchase requirements contained herein, notwithstanding the Seller’s lack of knowledge with respect to the inaccuracy and/or incompleteness of the representation or warranty at the time it was made.

Section 3.4 Repurchase Obligations.

As further provided below, Seller shall have a Repurchase Obligation with respect to any Mortgage Loan upon the occurrence of one or more of the following breaches affecting such Mortgage Loan:

(a)
Upon the discovery by either the Seller or the Purchaser of a breach of any representation, warranty or covenant referenced in this Article III;

(b)
Where the Seller fails to deliver, or fails to cause to be delivered, one or more original Mortgage Loan Documents with respect to the Mortgage Loan as required and specified in the Guide within the maximum delivery time permitted in the Guide for such original document, or, if no time is specified, within one hundred and twenty (120) days after the related Funding Date;

(c)
Where an Early Payment Default (as set forth on the applicable trade confirmation) has occurred with respect to the Mortgage Loan; and

(d)
Upon the occurrence of any other event or circumstance giving rise to a Repurchase Obligation, as the same may be identified in the Guide as it exists on the related Funding Date of such Mortgage Loan.

The parties hereto hereby agree that the Early Payment Default section of the Guide shall not apply and the definition of Early Payment Default set forth in the Glossary to the Guide shall be deleted in its entirety and replaced with the definition set forth on the applicable trade confirmation.

Upon receipt of notice from the Purchaser of a breach set forth in this Section 3.4 with respect to any Mortgage Loan, if such breach is capable of being cured, the Seller shall have a period of thirty (30) days from the date of the notice in which to cure such breach. If the Seller fails to cure such breach within this time frame, the Seller shall repurchase the affected Mortgage Loan by paying the Purchaser the related Repurchase Price immediately after the conclusion of the cure period. With respect to any breach set forth in this Section 3.4 that is not capable of being cured by the Seller, the Seller shall repurchase the affected Mortgage Loan by paying the Repurchase Price within five (5) business days after the earlier of (x) the date of its receipt of the notice, and (y) the date of its determination that such breach is incapable of being cured.

Exhibit 10.19

Seller expressly understands and agrees that no Repurchase Obligation with respect to any Mortgage Loan shall be affected in any way by: (i) the initiation or prosecution of a foreclosure proceeding, or the occurrence of a foreclosure sale, with respect to the Mortgage Loan (or the acceptance of a deed-in-lieu of foreclosure by Purchaser); (ii) the transfer of title to the Mortgaged Property to the Purchaser or any third party; (iii) the modification of the Mortgage Loan by Purchaser, any subsequent investor or the servicer, (iv) the waiver of all or a portion of the unpaid principal balance of the Mortgage Loan by Purchaser, any subsequent investor or the servicer; or (v) any other action or omission by Purchaser, any subsequent investor or the servicer, including, without limitation, normal and customary servicing of the Mortgage Loan, including any loss mitigation efforts that affect or impair any rights or remedies against the Mortgagor under the terms of the Mortgage Loan or applicable law, it being expressly understood that any such action or omission set forth in (i) through (v) above may have been required, reasonably necessary or desirable to mitigate any losses resulting from the breach giving rise to the Repurchase Obligation.

At the time of repurchase, the Purchaser and the Seller shall arrange for the reassignment of the repurchased Mortgage Loan to the Seller and the delivery to the Seller of any documents held by the Purchaser or its custodian relating to such Mortgage Loan.

Section 3.5 Additional Remedies for Early Payoff.

The parties hereto hereby agree that the Early Payoff Policy set forth in the Guide and the definition of Early Payoff in the Glossary to the Guide shall not apply.

With respect to any Mortgage Loan that prepays in full at any time within the time period set forth on the applicable trade confirmation, the Seller shall reimburse the Purchaser, within thirty (30) days following written notice from the Purchaser of the prepayment in full of such Mortgage Loan, the amount (if any) by which the portion of the related Purchase Price Percentage paid by the Purchaser to the Seller for such Mortgage Loan exceeded 100%, multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Funding Date.

Section 3.6 Indemnification of the Purchaser; Offset. In addition to the Repurchase Obligations set forth in Section 3.4, the Seller shall defend and indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from any claim, demand, defense or liability based upon or arising out of (a) any act or omission on the part of the Seller in receiving, processing, funding or servicing any Mortgage Loan, (b) any breach by Seller of any of the terms of this Agreement, or (c) any circumstance giving rise to a Repurchase Obligation as set forth in Section 3.4. Without limiting in any way the Repurchase Obligations of the Seller set forth in Section 3.4 and the indemnification obligations of the Seller set forth in this Section 3.6, the Purchaser or its affiliates shall have the right to offset, from any amount owed or otherwise payable to the Seller or its affiliates hereunder or under any other agreement with the Seller or its affiliates, any amount that the Seller or its affiliates owes or is otherwise required to pay to the Purchaser under this Agreement or under any other agreement with the Purchaser or its affiliates. In addition to the obligations of the Seller set forth in this Article III, the Purchaser may pursue any and all remedies otherwise available at law or in equity, including, but not limited to, the right to seek damages.

Section 3.7 Cause of Action. Any cause of action against the Seller relating to or arising out of a breach of this Article III shall accrue upon Seller’s failure to satisfy its Repurchase Obligation, indemnity obligations or other obligations in the manner, and in accordance with the timeframes, required hereunder.

Exhibit 10.19

Section 3.8 Conflicts between Transaction Documents. Except as expressly set forth herein, in the event of any conflict, inconsistency or ambiguity between the terms and conditions of Article II and Article III of this Agreement and the Guide, the terms of the Guide shall control. In the event of any conflict, inconsistency or ambiguity between the terms of Article II and Article III of this Agreement, the Guide and a Purchase Commitment, the terms of the Purchase Commitment shall control. In the event of any conflict, inconsistency or ambiguity between the terms and conditions of this Agreement, the Guide, the Purchase Commitment and the Funding Schedule, the terms of the Funding Schedule shall control.

Section 3.9 No Solicitation. From and after the date hereof, the Seller shall use its best efforts to prevent the sale of the name of any Mortgagor to any person or entity. From and after the date a Purchase Commitment is executed by both parties, the Seller agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on its behalf, to personally, by telephone or mail, solicit the borrower or obligor under any Mortgage Loan or Correspondent Loan for the purpose of refinancing such Mortgage Loan or Correspondent Loan, without the prior written consent of the Purchaser. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Seller or any affiliate which are directed to the general public at large, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 3.9.

ARTICLE IV

CORRESPONDENT LOANS

Section 4.1 Definitions. For purposes of this Article IV, the following capitalized terms, unless the context otherwise requires, shall have the respective meanings set forth below:

“Correspondent” means a lender that originates conventional, government and/or jumbo residential mortgage loans under the Correspondent Lending Program.

“Correspondent Loan” means any one-to-four family residential mortgage loan that is secured by a mortgage, deed of trust or other similar security instrument and originated by a Correspondent and with respect to which Purchaser pays Seller a Fulfilment Fee pursuant to the terms of that certain Fourth Amended and Restated Mortgage Banking Services Agreement, as may be amended from time to time. For the avoidance of doubt, Mortgage Loans purchased by Purchaser from Seller pursuant to Article II and Article III of this Agreement are not Correspondent Loans.

“Correspondent Lending Program” means that certain delegated correspondent lending program established by Seller pursuant to which Seller acquires mortgage loans that satisfy the terms of the related loan purchase agreement, including the requirements set forth in the applicable agency guides and any additional terms or conditions identified in acquisition policies and procedures adopted by Seller from time to time.

“Correspondent Loan Purchase Price” means a dollar amount equal to the sum of (i) Par multiplied by the Loan Commitment Price, plus (ii) accrued interest on Par from and including the date on which the Seller purchases the Mortgage Loan from a Correspondent to but excluding the Purchase Date, less (iii) any loan administrative fee paid by the Correspondent to the Seller in connection with its purchase of such Mortgage Loan.

“Loan Commitment” means a loan commitment or confirmation issued by the Seller to a Correspondent that evidences the intent of the Seller to purchase, and the Correspondent to sell, a Correspondent Loan.

“Loan Commitment Price” means the percentage of Par at which the Seller has agreed to purchase,

Exhibit 10.19

and a Correspondent has agreed to sell, the Correspondent Loan relating to a Loan Commitment.

“Par” means the principal balance of a Correspondent Loan.

“Purchase Date” means the date on which the Purchaser purchases a Correspondent Loan from the Seller.

Section 4.2 Agreement of Sale. On each Purchase Date, the Seller does hereby agree to sell, convey, transfer and assign to the Purchaser, without recourse against the Seller except as set forth in Section 4.7 below, all right, title and interest in and to the Correspondent Loans acquired by the Seller from the Correspondents pursuant to the related Loan Commitments, all in accordance with the terms and conditions set forth herein.

Section 4.3 Payment of the Correspondent Loan Purchase Price. On each Purchase Date, the Purchaser shall pay to the Seller the Correspondent Loan Purchase Price, by wire transfer in immediately available funds to the account designated by the Seller. Upon completion of the wire transfer to the Seller’s designated account, the Purchaser shall own the Mortgage Loans and the Servicing Rights, free and clear of any lien or encumbrance whatsoever. The Seller shall deliver the Mortgage Loan Documents with respect to each Correspondent Loan to the Purchaser or its designee on or before the Delivery Due Date, except as otherwise permitted to be delivered later in accordance with the requirements of the Guide.

Section 4.4 Entitlement to Payment on the Mortgage Loans. The Purchaser shall be entitled to all collections and recoveries of principal and interest paid by a Mortgagor, received by Seller or otherwise applied to any Mortgagor’s account after the related Purchase Date.

Section 4.5 Representations and Warranties Regarding Individual Correspondent Loans. With respect to each Correspondent Loan as of the related Funding Date, the Seller makes each of the “Representations and Warranties Regarding Individual Mortgage Loans” as are set forth in the Guide as it exists on the related date such representation and warranty was made, as if such Correspondent Loan was a Mortgage Loan.

Section 4.6 Survival of Representations and Warranties; Applicability. The representations, warranties and covenants referenced in this Article IV shall survive the sale of the Correspondent Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or Purchaser’s examination or failure to examine any Mortgage File. Furthermore, the absence of the Seller in either the chain of title or endorsements shall in no way limit the Purchaser’s recourse against the Seller as provided in this Agreement for a breach of one or more of the Seller’s representations and warranties made herein.

For purposes of this Agreement and the Guide, the term “to the best of the Seller’s knowledge” means that the Seller reasonably believes such representation and warranty to be true, and has no knowledge or notice that such representation or warranty is inaccurate or incomplete, and, consistent with the standard of care exercised by prudent lending institutions, the Seller has conducted a reasonable inquiry to assure the accuracy and completeness of the applicable representation and warranty. With respect to representations and warranties referenced in this Article IV that are made to the best of the Seller’s knowledge, if it is discovered by either the Seller or the Purchaser that the substance of such representation and warranty is inaccurate and/or incomplete, the Purchaser shall be entitled to all the remedies to which it would be entitled for a breach of representation or warranty, including, without limitation, the repurchase requirements contained herein, notwithstanding the Seller’s lack of knowledge with respect to the inaccuracy and/or incompleteness of the representation or warranty at the time it was made.

Exhibit 10.19

Section 4.7 Correspondent Loan Remedies. In connection with any Correspondent Loan purchased from the Seller by the Purchaser and in respect of which the Seller has breached a representation and warranty set forth in Section 4.5 or as to which Purchaser reasonably believes there exists a claim for repurchase, indemnity, repayment, reimbursement or otherwise as against a Correspondent (including any claim for Early Payoff or Early Payment Default), the Purchaser shall be entitled to any and all remedies that the Seller obtains from a Correspondent in connection with such claim. The Seller agrees to facilitate any such claim in good faith. Any action taken by the Seller under this Section 4.7 shall be at the Seller’s sole cost and expense, and any costs, expenses or losses of any kind incurred by the Purchaser shall be reimbursed in full by the Seller. For the avoidance of doubt, Seller’s liability for any breach of Section 4.5 shall be limited to the remedies, if any, that Seller is able to recover from the related Correspondent. The obligations of the Seller set forth in this Section 4.7 shall be the sole and exclusive remedies with respect to any Correspondent Loan and, except for costs and expenses as specifically set forth in this Section 4.7, in no event shall the Seller be obligated to expend its own funds to repurchase, indemnify, repay or reimburse with respect to any Correspondent Loan.

ARTICLE V

MISCELLANEOUS

Section 5.1 Confidentiality. The Seller and the Purchaser hereby acknowledge and agree that this Agreement shall be kept confidential and its contents will not be divulged to any party without the other party’s consent except as may be necessary or required in working with legal counsel, auditors, taxing authorities or other governmental agencies or in connection with any required public filing.

Section 5.2 Termination; Suspension.

(a)
This Agreement may be terminated by any party at any time for any reason by providing written notice to the other party, such termination to be effective as of the date specified by the terminating party.

(b)
In addition to the termination rights set forth in the preceding Subsection 5.2(a), the Purchaser may, in its sole and absolute discretion and in lieu of terminating this Agreement, suspend the Seller as an approved seller at any time and for any reason. Such suspension shall be effective as of the date specified by the Purchaser and shall remain in effect until such time as the Purchaser determines to reactivate the Seller or either party terminates this Agreement. The Purchaser shall have the right to determine what rights and privileges the Seller will have during the suspension and in no event shall the Purchaser be obligated to enter into a Purchase Commitment with the Seller during the suspension period.

(c)
With respect to any Mortgage Loan or Correspondent Loan which is subject to a Purchase Commitment as of the date of the termination or suspension notice, except as provided in the Purchase Commitment or below, such termination or suspension shall not change or modify the obligations of the Purchaser and the Seller under the Purchase Commitment, and the Purchaser and the Seller shall remain obligated to comply with the transaction subject to the terms and conditions of this Agreement and the related Purchase Commitment. Further, the termination of this Agreement shall not in any way affect the parties’ rights, obligations, representations, warranties or indemnifications with respect to Mortgage Loans or Correspondent Loans sold by the Seller to

Exhibit 10.19

the Purchaser under this Agreement prior to the effective date of the termination or suspension, as applicable, it being understood that all such rights, obligations, representations, warranties and indemnifications shall survive any such termination.

(d)
Notwithstanding anything to the contrary in this Section 5.2, the Purchaser may immediately terminate its obligations under a Purchase Commitment and return to the Seller any Mortgage Loans or Correspondent Loans subject to a Purchase Commitment if the Purchaser determines that (i) there has been a material adverse change with respect to the Seller or in general market conditions, (ii) the Seller will be unable to comply with any obligations, covenants, representations or warranties under this Agreement with respect to the Purchase Commitment or (iii) any deception, fraud, concealment or material misrepresentation has occurred by the Seller, its officers, directors, employees, agents, subsidiaries, affiliates, or by any independent contractors acting on behalf of the Seller, in connection any Mortgage Loan or Correspondent Loan committed or previously sold to the Purchaser.

Section 5.4 Intention of the Parties. Pursuant to this Agreement, Purchaser is purchasing, and the Seller is selling the Mortgage Loans and the Correspondent Loans and not a debt instrument or any other security of the Seller. Accordingly, the Seller and Purchaser shall each treat the transaction for federal income tax purposes as a sale by the Seller, and a purchase by Purchaser, of the Mortgage Loans and Correspondent Loans, including the Servicing Rights. The Purchaser shall have the right to review the Correspondent Loans, the Mortgage Loans and the related Mortgage Loan Files to determine the characteristics of the Correspondent Loans and Mortgage Loans which shall affect the federal income tax consequences of owning the Correspondent Loans and Mortgage Loans, including the Servicing Rights, and the Seller shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

Section 5.5 Execution of Agreement. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Agreement shall be deemed binding when executed by both the Purchaser and the Seller. Signature pages may be electronically executed and delivered, including by any electronic method complying with the federal ESIGN Act (e.g., DocuSign) or by wet ink signature captured on a pdf email attachment, and any signature pages so executed and delivered shall be valid and binding for all purposes.

Section 5.6 Entire Agreement. This Agreement and any related Purchase Commitment constitute the entire understanding between the parties hereto with respect to the sale and purchase of each Mortgage Loan and Correspondent Loan hereunder and thereunder and supersede all prior or contemporaneous oral or written communications regarding same. For the avoidance of doubt, any Mortgage Loan sold by Seller to Purchaser under the Original MLPA prior to the date hereof shall be subject to the terms of this Agreement. The Seller and the Purchaser understand and agree that no employee, agent or other representative of the Seller or the Purchaser has any authority to bind such party with regard to any statement, representation, warranty or other expression unless said statement, representation, warranty or other expression is specifically included within the express terms of this Agreement. This Agreement shall not be modified, amended or in any way altered except by an instrument in writing signed by both parties.

Section 5.7 Further Agreements. The Seller shall execute and deliver to the Purchaser and the Purchaser shall execute and deliver to the Seller such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the

Exhibit 10.19

purposes of this Agreement.

Section 5.8 Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and the respective permitted successors and assigns of the Seller and the successors and assigns of the Purchaser. This Agreement shall not be assigned, pledged or hypothecated by the Seller without the consent of the Purchaser. This Agreement may be assigned, pledged or hypothecated or otherwise transferred or encumbered by the Purchaser, in whole or part, without the consent of the Seller. If the Purchaser assigns some or all of its rights as the Purchaser hereunder relating to some or all of the Mortgage Loans or Correspondent Loans, the assignee of the Purchaser, upon notification to the Seller, will become the “Purchaser” hereunder with respect to such rights and Mortgage Loans or Correspondent Loans assigned hereby.

Section 5.9 Survival. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Agreement and the Seller hereby waives the benefit of the applicable statutes of limitations with respect to any of the covenants, agreements, representations and warranties set forth herein. It shall not be a defense in any action by the Purchaser against the Seller arising out of a breach of the Seller’s covenants, agreements, representations and warranties made herein that the Purchaser knew or should have known of the existence of the related breach of such covenants, agreements, representations and warranties.

Section 5.10 Severability Clause. Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any relevant jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan or Correspondent Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

Section 5.11 Costs. All costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans and Correspondent Loans, including recording fees, fees for title policy endorsements and continuations and the Seller’s attorney’s fees, shall be paid by the Seller. All other costs shall be borne by the party incurring such costs.

Section 5.12 Attorneys’ Fees. If any claim, legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement or because of a dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that claim, action or proceeding, in addition to any other relief to which such party may be entitled.

Section 5.13 Notices. All demands, notices and communications required to be provided hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, postage prepaid, and return receipt requested, or, if by other means, when received by the other party at the address set forth on the signature page hereto or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt, or in the case of email, by the earlier of the date noted on a confirmation of delivery or the date noted on a return receipt).

Section 5.14 Reproduction of Documents. This Agreement and all documents relating thereto,

Exhibit 10.19

including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photo static, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 5.15 Waiver. No waiver of any term or condition of this Agreement shall be effective unless made in writing and signed by the party against whom enforcement of such waiver is sought, and no written waiver shall be deemed or construed to be a waiver of any future or subsequent breach of the term or condition so waived. No failure or delay by either party in exercising any right, power or remedy with respect to any of its rights hereunder shall operate as a waiver thereof.

Section 5.16 General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)
the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(b)
accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(c)
references herein to “Articles,” “Sections,” and “Subsections” without reference to a document are to designated Articles, Sections and Subsections of this Agreement;

(d)
reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears;

(e)
the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(f)
the term “include” or “including” shall mean without limitation by reason of enumeration.

Section 5.17 Governing Law. EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW, THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS OF NEW YORK (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) OR ANY OTHER JURISDICTION.

(SIGNATURE PAGE FOLLOWS)

Exhibit 10.19

IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

PennyMac Corp.,

as the Purchaser

By: /s/ Daniel S. Perotti

Name: Daniel S. Perotti

Title: Senior Managing Director and
Chief Financial Officer

PennyMac Loan Services, LLC,

as the Seller

By: /s/ Douglas E. Jones

Name: Douglas E. Jones

Title: President and Chief Mortgage
Banking Officer